UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006 (February 10, 2006)

ROSETTA RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

000-51801	43-2083519
(Commission File Number)	(IRS Employer Identification No.)

717 Texas, Suite 2800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 10, 2006, Rosetta Resources Inc. (“Rosetta”) announced that its registration statement on Form S-1, which registers for resale by the selling stockholders named therein, of the common stock sold by the Company in a private placement in July 2005, has been declared effective by the U.S. Securities and Exchange Commission. The registration statement covers sales by selling stockholders of up to 50,000,000 shares of Rosetta’s common stock.

The shares of Rosetta’s common stock covered by the registration statement have been approved for listing on The NASDAQ National Market (“NASDAQ”), under the symbol “ROSE”. NASDAQ began quoting bid and ask prices for Rosetta’s shares as trades beginning on February 13, 2006.

A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated February 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosetta Resources Inc.

Dated: February 14, 2006
	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Chief Financial Officer